EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICERANDCHIEF FINANCIAL OFFICER PURSUANT TO18 U.S.C. SECTION 1350,AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lars Brannvall, Chief Executive Officer and Chief Financial Officer of Coloured (US) Inc., (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)
the annual report on Form 10-K of the Company for the year ended September 30, 2008 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Lars Brannvall
Name:	Lars Brannvall
Title:	Chief Executive Officer and
Chief Financial Officer

Date:	January 9, 2009